Exhibit 10.2


                        FOURTH AMENDMENT
                         UAL CORPORATION
                        SUPPLEMENTAL ESOP
                 (Effective as of July 12, 1994)


         By virtue and in exercise of the amending power reserved to UAL Corporation (the "Company") under Section 13.1(a) of the UAL Corporation Supplemental ESOP (effective as of July 12, 1994) (the "Plan"), which amending power thereunder is subject to the approval of the Air Line Pilots Association International ("ALPA") and the International Association of Machinists and Aerospace Workers (the "IAM"), the Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective as of August 1, 1996 (except as specified below).

          1. Section 1.1(c) is amended by adding the following to the end of the Section:

          "For Convertible Shares to be allocated under this Plan for Plan Years beginning on or after January 1, 1996, the percentages to be allocated shall be determined as follows:
     The number of Convertible Shares to be allocated under this Plan shall, for each Plan Year prior to the Plan Year beginning January 1, 2000, be the remainder of deducting the shares allocated under Part A of the ESOP from 3,073,973. For the Plan Year beginning January 1, 2000, the total number of shares allocated under this Plan shall equal the remaining Convertible Shares to be allocated to all Employee Groups, after the allocation under Part A of the ESOP. The number of shares to be allocated to each of the Employee Groups for each Plan Year (other than the Plan Year beginning January 1, 2000) shall equal, for the ALPA Group, the result of deducting the shares allocated under Part A of the ESOP for such Plan Year from 1,421,097.718 shares, for the IAM Employee Group, the result of deducting the shares allocated under Part A of the ESOP for such Plan Year from 1,141,366.175 shares, and for the Management and Salaried Group shall be the result of deducting the shares allocated under Part A of the ESOP for such Plan Year from 511,509.107 shares. For the Plan Year beginning January 1, 2000, the number of shares to be allocated to each Employee Group under this Plan shall be the total number of shares remaining to be allocated to such Employee Group, after the allocations under Part A of the ESOP."

          2. Section 2.2(a) is amended by adding the following to the end of the Section:

          "Notwithstanding the foregoing, the maximum number of Convertible Shares issued under this Plan and the ESOP (Part
     B) shall be the result of deducting from 17,675,345 the number of Convertible Shares allocated under Part A."

          3. Section 3.1(b)(i) is amended to read as follows, effective as of the date this amendment is adopted and approved:

          "(i) as soon as practicable following the Valuation Date coinciding with or next following the later of (x) the earlier of the Participant's termination of employment with the Employer and its Affiliates and the date the Participant is determined to have a Total Disability, or (y) December 31, 1995, the Company shall pay such Participant (or, if such Participant is not living at the time for payment, to such Participant's Beneficiary) the value of the Participant's vested Account; and"

          4. Section 3.1(c)(v) is amended by adding the following to the end of the Section:

          "In the case of any member of the IAM Employee Group whose employment with the Employer and its Affiliates is not terminated at the time of his election, the foregoing sentence shall not apply. Instead, any such election (or modification or revocation thereof) shall be void unless made (x) at least one year prior to the Participant's termination of employment with the Employer (and its Affiliates), (y) for a member of the IAM Employee Group who had Convertible Shares allocated to the Participant's Account under this Plan for the 1995 Plan Year, by September 15, 1996, or (z) for a member of the IAM Employee Group who did not have Convertible Shares allocated to the Participant's Account in this Plan for the 1995 Plan Year, by December 31, 1996."

          IN WITNESS WHEREOF, the Company has caused this Fourth
Amendment to be executed on July 16, 1996.

                                   UAL CORPORATION



                                   /s/ Douglas A. Hacker
                                   ---------------------


                                   APPROVED BY:

                                   AIR LINE PILOTS ASSOCIATION,
                                   INTERNATIONAL



                                   /s/ J. Randolph Babbitt
                                   -----------------------

                                   /s/ Michael H. Glawe
                                   --------------------


                                   INTERNATIONAL ASSOCIATION
                                   OF MACHINISTS AND
                                   AEROSPACE WORKERS



                                   /s/ Kenneth W. Thiede
                                   ---------------------